SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



 Date of Report (Date of Earliest Event Reported):   May 15, 1996



                     Sea Galley Stores, Inc.
      (Exact name of Registrant as specified in its charter)



     Delaware                 1-10111            91-0838080

(State or other jurisdiction (Commission      (I.R.S. Employer
    of incorporation)         File Number)    Identification No.)




      14424 - 52nd Pl. W., Edmonds, WA                98026
 (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:(206)742-7042

Item 5.   Other Events.

          By letter dated March 24, 1995, the Commission staff granted the Registrant's request for relief from the obligation to file reports on Form 10-K or Form 10-Q during the pendency of its bankruptcy proceedings in the United States Bankruptcy Court for the Western District of Washington, at Seattle (the "Court"). In lieu thereof, the Registrant had undertaken to file with the Commission under cover of Form 8-K copies of certain periodic reports that the Registrant is required by the United States Trustee to file with the Court.

          The report of the Registrant covering the month ended April 30, 1996 has been filed with the Court and is included as an exhibit to this report. The due date for the filing of the report with the Court was May 15, 1996. The report is available for public review and copying in the Office of the Clerk of the Court.


Item 7(c).     Exhibit.

               99.15          Report to the U.S. Trustee for the
                              month ended April 30, 1996


                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              Registrant:

                              SEA GALLEY STORES, INC.



May 30, 1996                  By: JAN F. YOUNG
                                  Jan F. Young, President

                               EXHIBIT INDEX

                                                            Sequentially
Exhibit                                                       Numbered
Number                   Description                            Page
- ------                   -----------                            ----


 99.15         Report to the U.S. Trustee for the month
               ended April 30, 1996                              4